Exhibit 99.1

FOXO Technologies™ Announces Second Quarter 2023 Financial Results

MINNEAPOLIS, MN, August 10, 2023 — FOXO Technologies Inc. (NYSEAM: FOXO), a leader in the field of commercializing epigenetic biomarker technology, today reported financial results for the second quarter ended June 30, 2023.

“I am very proud of our accomplishments during the second quarter,” said Tyler Danielson, interim CEO and Chief Technology Officer of FOXO. “In addition to streamlining our capital structure, we continued to advance our growth initiatives through product expansion and scientific discovery. Through our partnerships with leading academic research and healthcare institutions, we are exploring new insights in longevity science and health, while at the same time developing new and exciting AI driven consumer products to provide science-based evidence on how to live healthier for longer.”

Recent Operational Developments

●	On May 26, 2023, FOXO completed two tender offers that streamlined our capital structure and removed impediments to raising capital.

o	In the Warrant Exchange Offer, 1,647,201 Assumed Warrants were tendered and cancelled in exchange for the issuance by the company of an aggregate of 7,955,948 shares of Class A Common Stock to these former Assumed Warrant holders. Additionally, FOXO solicited consents from a sufficient number of Assumed Warrants holders to amend and restate the related securities purchase agreement to permit certain issuances without triggering anti-dilution adjustments in the Assumed Warrants.
o	In the PIK Note Offer to Amend, all holders of the company’s Senior PIK Notes consented to the amendment of these Notes to permit certain issuances without requiring prepayment of the Notes. In exchange, FOXO issued an aggregate of 4,321,875 shares of Class A Common Stock on a pro rata basis to the Senior PIK Note holders.

●	In July and August of 2023, FOXO sold 5,625,000 shares of Class A Common Stock and raised approximately $260,000 in net proceeds in a private placement.

●	On July 19, 2023, FOXO formally launched its Bioinformatics Services, a consulting service to help researchers process, analyze, and interpret epigenetic data sets, helping them accelerate discoveries and advance their biological research. This service was designed to accelerate breakthroughs in biology, biotechnology, and healthcare, by increasing the speed and accuracy with which researchers in academia, healthcare, and pharma can turn their raw epigenetic data into health insights.

●	On April 18, 2023, FOXO launched its direct-to-consumer Longevity Report™ beta product to yield a more accurate and user-friendly snapshot of an individual’s current health status compared to traditional genetic methods, such as whole genome sequencing. We have since put sales of the Longevity Report on hold until we complete more R&D and market research.

●	Basic and diluted earnings per share increased to $(0.49) and $(0.83) for the three and six months ended June 30, 2023, respectively from $(3.84) and $(6.01) for the three and six months ended June 30, 2022, respectively.

●	Adjusted EBITDA increased to $(3,340) thousand and $(71,99) thousand for the three and six months ended June 30, 2023, respectively from $(8,821) thousand and $(4,470) thousand for the three and six months ended June 30, 2022, respectively.

Conference Call and Webcast

FOXO will host a conference call and webcast today, August 10, 2023 at 3:15 p.m. Central Time to discuss second quarter 2023 results and recent business highlights.

The call can be accessed via webcast on the investors section of the company’s website at www.foxotechnologies.com/investors or by dialing (888) 770-7136 and referencing conference ID 4335886. Participants are encouraged to call in 10 to 15 minutes prior to the scheduled start time.

The webcast will be made available for replay on the Company’s website beginning approximately two hours after the event.

About FOXO Technologies Inc. (“FOXO”)

FOXO is at the forefront of commercializing epigenetic biomarker technology. Their mission is to utilize the power of epigenetics and artificial intelligence to generate data-driven insights that promote optimal health and longevity outcomes for individuals and organizations alike. For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the future held by the management team of FOXO, the future financial condition and performance of FOXO and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “strategy,” “may,” “might,” “strategy,” “opportunity,” “plan,” project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk of changes in the competitive and highly regulated industries in which FOXO operates, variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business, (ii) the ability to implement FOXO’s business plans, forecasts, and other expectations, (iii) the ability to continue as a going concern and obtain financing, (iv) the ability to maintain its NYSE American listing, (v) the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future, (vi) potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans, (vii) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, and (viii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO operates, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Explanatory Notes on Use of Non-GAAP Measures

To supplement our financial information presented in accordance with U.S. GAAP, management periodically uses certain “non-GAAP financial measures,” as such term is defined under the rules of the SEC, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company’s operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. For example, non-GAAP measures may exclude the impact of certain items such as acquisitions, divestitures, gains, losses and impairments, or items outside of management’s control. Management believes that the following non-GAAP financial measure provides investors and analysts useful insight into our financial position and operating performance. Any non-GAAP measure provided should be viewed in addition to, and not as an alternative to, the most directly comparable measure determined in accordance with U.S. GAAP. Further, the calculation of these non-GAAP financial measures may differ from the calculation of similarly titled financial measures presented by other companies and therefore may not be comparable among companies.

We use Adjusted EBITDA to evaluate our operating performance. Adjusted EBITDA does not represent and should not be considered an alternative to net income as determined by U.S. GAAP, and our calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on U.S. GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA, as presented herein, is a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. GAAP. We use non-GAAP financial measures as supplements to our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. Adjusted EBITDA is a measure of operating performance that is not defined by U.S. GAAP and should not be considered a substitute for net (loss) income as determined in accordance with U.S. GAAP.

We reconcile our non-GAAP financial measure to our net loss, which is its most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our management uses Adjusted EBITDA as a financial measure to evaluate the profitability and efficiency of our business model. Adjusted EBITDA is not presented in accordance with U.S. GAAP. Adjusted EBITDA includes adjustments for provision for income taxes, as applicable, interest income and expense, depreciation and amortization, stock-based compensation, and certain other infrequent and/or unpredictable non-cash charges or benefits, such as impairment, changes in fair value of convertible debentures, changes in fair value of warrant liabilities, and expenses related to the forward purchase agreement.

Contacts / Investor Relations

Matthew Hausch, Cody Slach

Gateway Group, Inc.

(949) 574-3860

FOXO@gatewayir.com

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	June 30,	December 31,
	2023	2022
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$215	$5,515
Supplies	1,302	1,313
Prepaid expenses	1,706	2,686
Prepaid consulting fees	-	2,676
Other current assets	105	114
Total current assets	3,328	12,304
Intangible assets	477	2,043
Reinsurance recoverables	-	18,573
Cloud computing arrangements	-	2,225
Other assets	242	263
Total assets	$4,047	$35,408

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,021	$3,466
Related party payable	500	500
Senior PIK Notes	3,861	1,409
Accrued severance	1,399	1,045
Accrued and other liabilities	377	493
Total current liabilities	10,158	6,913
Warrant liability	104	311
Senior PIK Notes	-	1,730
Policy reserves	-	18,573
Other liabilities	815	1,173
Total liabilities	11,077	28,700
Commitments and contingencies (Note 12)
Stockholders’ (deficit) equity
Preferred stock, $0.0001 par value; 10,000,000 shares authorized, none issued or outstanding as of June 30, 2023 and December 31, 2022	-	-
Class A common stock, $0.0001 par value, 500,000,000 shares authorized, 46,480,892 and 29,669,830 issued, and 46,480,892 and 27,529,069 outstanding as of June 30, 2023 and December 31, 2022, respectively	5	3
Treasury stock, at cost, 0 and 2,140,761 as of June 30, 2023 and December 31, 2022, respectively	-	-
Additional paid-in capital	161,594	153,936
Accumulated deficit	(168,629)	(147,231)
Total stockholders’ (deficit) equity	(7,030)	6,708
Total liabilities and stockholders’ (deficit) equity	$4,047	$35,408

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Total revenue	$12	$39	$25	$79
Operating expenses:
Research and development	333	1,001	642	1,602
Management contingent share plan	648	-	1,412	-
Impairment of intangible assets and cloud computing arrangements	2,633	-	2,633	-
Selling, general and administrative	4,003	4,968	10,335	8,970
Total operating expenses	7,617	5,969	15,022	10,572
Loss from operations	(7,605)	(5,930)	(14,997)	(10,493)
Non-cash change in fair value of convertible debentures	-	(17,051)	-	(24,483)
Change in fair value of warrant liability	208	-	208	-
Loss from PIK Note Amendment and 2022 Debenture Release	(3,521)	-	(3,521)	-
Interest expense	(492)	(504)	(717)	(826)
Other income (expense)	117	(54)	95	(104)
Total non-operating expense	(3,688)	(17,609)	(3,935)	(25,413)
Loss before income taxes	(11,293)	(23,539)	(18,932)	(35,906)
Provision for income taxes	-	-	-
Net loss	$(11,293)	$(23,539)	$(18,932)	$(35,906)
Deemed dividend related to the Exchange Offer	(2,466)	-	(2,466)	-
Net loss to common stockholders	$(13,759)	$(23,539)	$(21,398)	$(35,906)

Net loss per share of Class A common stock, basic and diluted	$(0.49)	$(3.84)	$(0.83)	$(6.01)

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

(Dollars in thousands)

	FOXO Technologies Operating Company						FOXO Technologies Inc.
	Series A Preferred Stock		Common Stock (Class A)		Common Stock (Class B)		Common Stock (Class A)		Treasury Stock	Additional Paid-in-	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Capital	Deficit	Total
Three Months Ended June 30, 2022
Balance, March 31, 2022	8,000,000	$21,854	45,154	$-	2,000,000	$-	-	$-	-	$5,289	$(64,343)	$(37,200)
Net loss to common stockholders	-	-	-	-	-	-	-	-	-	-	(23,539)	(23,539)
Lease contributions	-	-	-	-	-	-	-	-	-	89	-	89
Stock based compensation	-	-	-	-	-	-	-	-	-	255	-	255
Warrant repurchase	-	-	-	-	-	-	-	-	-	(507)	-	(507)
Issuance of shares for consulting agreement	-	-	1,500,000	-	-	-	-	-	-	6,900	-	6,900
Balance, June 30, 2022	8,000,000	$21,854	1,545,154	$-	2,000,000	$-	-	$-	-	$12,026	$(87,882)	$(54,002)

Six Months Ended June 30, 2022
Balance, December 31, 2021	8,000,000	$21,854	30,208	$-	2,000,000	$-	-	$-	-	$4,902	$(51,976)	$(25,220)
Net loss to common stockholders	-	-	-	-	-	-	-	-	-	-	(35,906)	(35,906)
Lease contributions	-	-	-	-	-	-	-	-	-	225	-	225
Stock based compensation	-	-	-	-	-	-	-	-	-	506	-	506
Warrant repurchase	-	-	-	-	-	-	-	-	-	(507)	-	(507)
Issuance of shares for exercised stock options	-	-	14,946	-	-	-	-	-	-	-	-	-
Issuance of shares for consulting agreement	-	-	1,500,000	-	-	-	-	-	-	6,900	-	6,900
Balance, June 30, 2022	8,000,000	$21,854	1,545,154	$-	2,000,000	$-	-	$-	-	$12,026	$(87,882)	$(54,002)

Three Months Ended June 30, 2023
Balance, March 31, 2023	-	$-	-	$-	-	-	29,558,830	$3	(2,140,761)	$154,837	$(154,870)	$(30)
Net loss to common stockholders	-	-	-	-	-	-	-	-	-	-	(13,759)	(13,759)
Stock-based compensation	-	-	-	-	-	-	(250,000)	-	-	772	-	772
2022 Debenture Release	-	-	-	-	-	-	7,035,000	1	-	2,180	-	2,181
PIK Note Amendment	-	-	-	-	-	-	4,321,875	-	-	1,339	-	1,339
Exchange Offer	-	-	-	-	-	-	7,955,948	1	-	2,466	-	2,467
Treasury stock	-	-	-	-	-	-	(2,140,761)	-	2,140,761	-	-	-
Balance, June 30, 2023	-	$-	-	$-	-	$-	46,480,892	$5	-	$161,594	$(168,629)	$(7,030)

Six Months Ended June 30, 2023
Balance, December 31, 2022	-	$-	-	$-	-	$-	29,669,830	$3	(2,140,761)	153,936	(147,231)	6,708
Net loss to common stockholders	-	-	-	-	-	-	-	-	-	-	(21,398)	(21,398)
Stock-based compensation	-	-	-	-	-	-	(361,000)	-	-	1,673	-	1,673
2022 Debenture Release	-	-	-	-	-	-	7,035,000	1	-	2,180	-	2,181
PIK Note Amendment	-	-	-	-	-	-	4,321,875	-	-	1,339	-	1,339
Exchange Offer	-	-	-	-	-	-	7,955,948	1	-	2,466	-	2,467
Treasury stock	-	-	-	-	-	-	(2,140,761)	-	2,140,761	-	-	-
Balance, June 30, 2023	-	$-	-	$-	-	$-	46,480,892	$5	-	$161,594	$(168,629)	$(7,030)

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(18,932)	$(35,906)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,176	86
Loss from PIK Note Amendment and 2022 Debenture Release	3,521
Stock-based compensation	1,673	461
Amortization of consulting fees paid in common stock	2,221	1,486
Impairment of intangible assets and cloud computing arrangements	2,633	-
Change in fair value of convertible debentures	-	24,483
Change in fair value of warrants	(208)	-
PIK interest	275	-
Amortization of debt issuance costs	448	-
Contributions in the form of rent payments	-	225
Recognition of prepaid offering costs upon election of fair value option	-	107
Other	(1)	-
Changes in operating assets and liabilities:
Supplies	11	(903)
Prepaid expenses and consulting fees	1,435	(1,632)
Other current assets	9	-
Cloud computing arrangements	-	(1,298)
Accounts payable	555	(1,646)
Accrued and other liabilities	(116)	350
Net cash used in operating activities	(5,300)	(14,187)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	(83)
Development of internal use software	-	(1,177)
Net cash used in investing activities	-	(1,260)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible debentures	-	28,000
Warrant repurchase	-	(507)
Related party promissory note	-	(387)
Deferred offering costs	-	(19)
Net cash provided by financing activities	-	27,087
Net change in cash and cash equivalents	(5,300)	11,640
Cash and cash equivalents at beginning of period	5,515	6,856
Cash and cash equivalents at end of period	$215	$18,496

NONCASH INVESTING AND FINANCING ACTIVITIES:
2022 Debenture Release	$2,181	$-
PIK Note Amendment	$1,339	$-
Exchange Offer	$2,466	$-

FOXO TECHNOLOGIES INC. AND SUBSIDIARIES

Reconciliation of net loss to adjusted EBTIDA (unaudited)

(Dollars in thousands)

	For the three months ended June 30,		For the six months ended June 30,
	2023	2022	2023	2022
Net loss	$(11,293)	$(23,539)	$(18,932)	$(35,906)
Add: Depreciation and amortization	247	55	1,176	86
Add: Interest expense	492	504	717	826
Add: Stock-based compensation (1)	1,268	1,459	3,894	1,690
Add: Change in fair value of warrant liability	(208)	-	(208)	-
Add: Impairment of intangible assets and cloud computing arrangements	2,633	-	2,633	-
Add: Loss from PIK Note Amendment and 2022 Debenture Release	3,521	-	3,521	-
Add: Non-cash change in fair value of convertible debentures	-	17,051	-	24,483
Adjusted EBITDA	$(3,340)	$(4,470)	$(7,199)	$(8,821)

(1)	Includes expense recognized related to the shares issued to the Consulting Agreement. See Note 6 to the unaudited condensed consolidated financial statements.